SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 29, 1999
                (Date of Report, date of earliest event reported)




                                  VALHI, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     1-5467                87-0110150
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)            Identification
      incorporation)                                       No.)


               5430 LBJ Freeway, Suite 1700, Dallas, TX 75240-2697 (Address of principal executive offices) (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



                                 Not applicable
             (Former name or address, if changed since last report)

Item 5:        Other Events

               On October 29, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibit

                    Item No.            Exhibit Index

                       99.1             Press release dated October 29, 1999
                                         issued by the Registrant

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VALHI, INC.
                                       (Registrant)



                                       By: /s/ Bobby D. O'Brien
                                               Bobby D. O'Brien
                                               Vice President



Date:  October 29, 1999